                                                                    EXHIBIT 10.1

                                F5 NETWORKS, INC.

                           2005 EQUITY INCENTIVE PLAN

                            ADOPTED DECEMBER 31, 2004
                   APPROVED BY SHAREHOLDERS FEBRUARY 24, 2005
                       TERMINATION DATE: DECEMBER 30, 2014

1.    PURPOSES.

      (a) ELIGIBLE STOCK AWARD RECIPIENTS. The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

      (b) AVAILABLE STOCK AWARDS. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Options and (ii) Stock Units.

      (c) GENERAL PURPOSE. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.    DEFINITIONS.

      (a) "AFFILIATE" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

      (b) "APPLICABLE LAWS" means the legal requirements relating to the administration of equity compensation plans, including under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, other U.S. federal and state laws, the Code, any stock exchange rules or regulations and the applicable laws, rules and regulations of any other country or jurisdiction where Stock Awards are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

      (c) "BOARD" means the Board of Directors of the Company.

      (d) "CODE" means the Internal Revenue Code of 1986, as amended.

      (e) "COMMITTEE" means a committee appointed by the Board in accordance with subsection 3(c).

      (f) "COMMON STOCK" means the common stock of the Company.

      (g) "COMPANY" means F5 Networks, Inc., a Washington corporation.

      (h) "CONSULTANT" means any person, including an advisor, (i) who is engaged by the Company or an Affiliate to render services other than as an Employee or as a Director or (ii) who is a member of the Board of Directors of an Affiliate.

      (i) "CONTINUOUS SERVICE" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity among the Company or an Affiliate for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director of the Company will not constitute an interruption of Continuous Service. Subject to Section 6(e)(ii), the Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

      (j) "COVERED EMPLOYEE" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

      (k) "DIRECTOR" means a member of the Board of Directors of the Company.

      (l) "DISABILITY" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

      (m) "EMPLOYEE" means any person employed by the Company or an Affiliate. Subject to the Applicable Laws, the determination of whether an individual (including a leased and temporary employees) is an Employee hereunder shall be made by the Board (or its Committee), in its sole discretion. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

      (n) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

      (o) "FAIR MARKET VALUE" means, as of any date, the value of the Common Stock determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market, the Fair Market Value of a Share shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or such other exchange or market with the greatest volume of trading in the Common

Stock) on the day of determination or, if the day of determination is not a market trading day, then on the last market trading day prior to the day of determination, as reported in such source or sources as the Board deems reliable, or

          (ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

      (p) "INDEPENDENT DIRECTOR" means a Director who qualifies as an "independent" director under applicable Nasdaq rules (or the rules of any exchange on which the Common Stock is then listed or approved for listing).

      (q) "NON-EMPLOYEE DIRECTOR" means a Director of the Company who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

      (r) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

      (s) "OPTION" means a nonstatutory stock option (meaning, an option not intended to qualify as an incentive stock option under Code Section 422) granted pursuant to the Plan.

      (t) "OUTSIDE DIRECTOR" means a Director of the Company who either (i) is not a current Employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former Employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

      (u) "PARTICIPANT" means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

      (v) "PLAN" means this F5 Networks, Inc. 2005 Equity Incentive Plan.

      (w) "RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

      (x)  "SECURITIES ACT" means the Securities Act of 1933, as amended.

      (y) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 11 below.

      (z) "STOCK AWARD" means any right involving Shares granted under the Plan, including an Option or Stock Unit.

      (aa) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

      (bb) "STOCK UNIT" means an award giving the right to receive Shares granted under Section 7 below.

3.    ADMINISTRATION.

      (a) ADMINISTRATION BY BOARD. The Board shall administer the Plan unless and until the Board delegates administration to a Committee or an administrator, as provided in subsection 3(c).

      (b) POWERS OF BOARD. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Awards shall be granted; the provisions, terms and conditions of each Stock Award granted (which need not be identical as among Participants or as among types of Stock Awards), including, without limitation: the time or times when a person shall be permitted to receive Shares pursuant to a Stock Award, the number of Shares with respect to which a Stock Award shall be granted to each such person, the exercise or purchase price (if any) of a Stock Award, the time or times when Stock Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, any pro rata adjustment to vesting as a result of a Participant's transitioning from full- to part-time service (or vice versa), and any other restriction (including forfeiture restriction), limitation or term of any Stock Award, based in each case on such factors as the Board, in its sole discretion, shall determine; provided, however, that such provisions, terms and conditions are not inconsistent with the terms of the Plan.

          (ii) In order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Stock Awards to Participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

          (iii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (iv) To amend the Plan or a Stock Award as provided in Section 12.

          (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

      (c) DELEGATION TO COMMITTEE. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. In the discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3, and/or solely of two or more Independent Directors under applicable Nasdaq (or other exchange) rules. The Board or the Committee may further delegate its authority and responsibilities under the Plan to an Officer. However, if administration is delegated to an Officer, such Officer may grant Stock Awards only within guidelines established by the Board or the Committee, and only the Board or the Committee may make a Stock Award to an Officer or Director. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee, or an Officer to whom authority has been delegated), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan, and unless otherwise specified by the Board shall retain any authority granted to a committee or individual hereunder unto itself.

4.    SHARES SUBJECT TO THE PLAN.

      (a) SHARE RESERVE. Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate One Million Seven Hundred Thousand (1,700,000) Shares of Common Stock.

      (b) SECTION 162(m) LIMITATION ON SHARE NUMBERS. No Employee shall be eligible to be granted Stock Awards covering more than One Million (1,000,000) Shares during any fiscal year of the Company.

      (c) REVERSION OF SHARES TO THE SHARE RESERVE. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the Shares not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. Further, if any previously-issued Shares are forfeited under the terms and conditions of the Stock Award, then any Shares so forfeited shall revert to and again become available for issuance under the Plan. The provisions of this Section 4(c) are qualified by Section 4(a) such that the total number of Shares issued and outstanding under the Plan at any time may not exceed the number set forth in
Section 4(a) (as adjusted under Section 11).

      (d) SOURCE OF SHARES. The stock subject to the Plan may be unissued Shares or reacquired Shares, bought on the market or otherwise.

5. ELIGIBILITY. Stock Awards may be granted to Employees, Directors and Consultants.

6.    OPTION PROVISIONS.

      Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

      (a) TERM. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

      (b) EXERCISE PRICE OF AN OPTION. The exercise price of each Option shall be at least equal to the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

      (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash, check or wire transfer at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option or subsequently by (1) by delivery to the Company of other Shares that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised, provided that in the case of Shares acquired, directly or indirectly, from the Company, such Shares must have been owned by the Partcipant for more than six (6) months on the date of surrender (or such other period as may be required to avoid the Company's incurring an adverse accounting charge), (2) if, as of the date of exercise of an Option the Company then is permitting Employees to engage in a "same-day sale" cashless brokered exercise program involving one or more brokers, through such a program that complies with the Applicable Laws (including without limitation the requirements of Regulation T and other applicable regulations promulgated by the Federal Reserve Board) and that ensures prompt delivery to the Company of the amount required to pay the exercise price and any applicable withholding taxes, (3) in any other form of legal consideration that may be acceptable to the Board, or (4) any combination of the foregoing methods. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Board may, in its sole discretion, refuse to accept a particular form of consideration at the time of any Option exercise.

      (d) TRANSFERABILITY OF AN OPTION. The Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. Notwithstanding the foregoing provisions of this subsection 6(d), the Participant may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Option.

      (e) VESTING.

          (i) GENERALLY. The total number of Shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments which may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of Shares as to which an Option may be exercised.

          (ii) LEAVE OF ABSENCE. The Board (or any other party to whom such authority has been delegated, including under this Plan) shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such unpaid leave (unless otherwise required by the Applicable Laws). In the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon a Participant's returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Options to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

      (f) TERMINATION OF CONTINUOUS SERVICE. In the event a Participant's Continuous Service terminates (other than upon the Participant's death or Disability), the Participant may exercise his or her Option (to the extent that the Participant was vested in the Option Shares and entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant's Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Participant does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

      (g) EXTENSION OF TERMINATION DATE. Following the termination of the Participant's Continuous Service (other than upon the Participant's death or Disability), if the Participant would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act or violate any prohibition on trading on the basis of possession of material nonpublic information involving the Company and its business, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 6(a), or (ii) the expiration of a period of three (3) months after the termination of the Participant's Continuous Service during which the exercise of the Option would not be in violation of such requirements.

      (h) DISABILITY OF PARTICIPANT. In the event a Participant's Continuous Service terminates as a result of the Participant's Disability, the Participant may exercise his or her Option (to the extent that the Participant was vested in the Option Shares and entitled to exercise the Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate.

      (i) DEATH OF PARTICIPANT. In the event (i) an Participant's Continuous Service terminates as a result of the Participant's death or (ii) the Participant dies within the period (if any) specified in the Option Agreement after the termination of the Participant's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Participant was vested in the Option Shares and entitled to exercise the Option as of the date of death) by the Participant's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Participant's death pursuant to subsection 6(d), but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

      (j) EXERCISE GENERALLY. Options shall be considered exercised when the Company (or its authorized agent) receives (i) written or electronic notice from the person entitled to exercise the Option of intent to exercise a specific number of Shares, (ii) full payment or appropriate provision for payment in a form and method acceptable to the Board or Committee, for the Shares being exercised, and (iii) if applicable, payment or appropriate provision for payment of any withholding taxes due on exercise. An Option may not be exercised for a fraction of a Share. The Option may, at the discretion of the Board or Committee, include a provision whereby the Participant may elect to exercise the Option as to Shares that are not yet vested. Unvested Shares exercised in such manner may be subject to a Company repurchase right under Section 10(f) or such other restrictions or conditions as the Board or Committee may determine.

      (k) ADMINISTRATOR DISCRETION. Notwithstanding the provisions of this
Section 6, the Board or the Committee shall have complete discretion exercisable at any time to (i) extend the period of time for which an Option is to remain exercisable, following the Participant's termination of Continuous Service, but in no event beyond the expiration date for the Option, and (ii) permit the Option to be exercised, during the applicable post-termination exercise period, not only with respect to the number of Shares that were vested on the date of termination, cut also with respect to additional Shares on such terms and conditions as the Board or Committee may determine.

7.    PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

      Each Stock Award Agreement reflecting the issuance of a Stock Unit shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of such agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each such agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (a) CONSIDERATION. A Stock Unit may be awarded in consideration for such property or services as is permitted under Applicable Law, including for past services actually rendered to the Company or an Affiliate for its benefit.

          (b) VESTING; RESTRICTIONS. Shares of Common Stock awarded under the agreement reflecting a Stock Unit award may, but need not, be subject to a Share repurchase option, forfeiture restriction or other conditions in favor of the Company in accordance with a vesting or lapse schedule to be determined by the Board.

          (c) TERMINATION OF PARTICIPANT'S CONTINUOUS SERVICE. In the event a Participant's Continuous Service terminates, the Company may reacquire any or all of the Shares of Common Stock held by the Participant which have not vested or which are otherwise subject to forfeiture or other conditions as of the date of termination under the terms of the agreement.

          (d) TRANSFERABILITY. Rights to acquire Shares of Common Stock under a Stock Unit agreement shall not be transferable except by will or by the laws of descent and distribution, and Shares of Common Stock issued upon vesting of a Stock Unit shall be issuable during the lifetime of the Participant only to the Participant. Notwithstanding the foregoing provisions of this subsection 7(d), the Participant may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to receive Shares of Common Stock issued upon vesting of a Stock Unit.

8.    COVENANTS OF THE COMPANY.

      (a) AVAILABILITY OF SHARES. During the terms of the Stock Awards, the Company shall keep available at all times the number of Shares of Common Stock required to satisfy such Stock Awards.

      (b) SECURITIES LAW COMPLIANCE. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell Shares upon exercise of the Stock Awards;

provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.    USE OF PROCEEDS FROM STOCK; UNFUNDED PLAN.

      Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company. The Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are granted Stock Awards hereunder, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any asset which may at any time be represented by Stock Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Company nor any party authorized to administer the Plan be deemed to be a trustee of stock or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to a Stock Award shall be based solely upon any contractual obligations which may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor any party authorized to administer the Plan shall be required to give any security or bond for the performance of any obligation which may be created by this Plan.

10.   MISCELLANEOUS.

      (a) ACCELERATION OF EXERCISABILITY AND VESTING. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest, become exercisable or be settled in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first vest, be exercised or be settled.

      (b) SHAREHOLDER RIGHTS. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

      (c) NO EMPLOYMENT OR OTHER SERVICE RIGHTS. Nothing in the Plan or any instrument executed or any Stock Award granted pursuant thereto shall confer upon any Participant or other holder of Stock Awards any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the

Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

      (d) INVESTMENT ASSURANCES. The Company may require a Participant, as a condition of exercising or acquiring Shares under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring the stock subject to the Stock Award for the Participant's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (iii) the issuance of the Shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (iv) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

      (e) WITHHOLDING OBLIGATIONS. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Shares under a Stock Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold Shares from the Shares otherwise issuable to the Participant as a result of the exercise or acquisition of stock under the Stock Award; or (iii) delivering to the Company owned and unencumbered Shares.

      (f) REPURCHASE LIMITATION. The terms of any repurchase option shall be specified in the Stock Award and may be at Fair Market Value at the time of repurchase, at the original purchase price or on such other terms and conditions as the Board may determine (and as shall be reflected in the Stock Award Agreement).

      (g) CANCELLATION AND RE-GRANT OF OPTIONS. The Company may not reprice any outstanding Stock Awards under the Plan, including implement any program whereby outstanding Stock Awards will be cancelled and replaced with Stock Awards bearing a lower purchase or exercise price, without first obtaining the approval of the shareholders of the Company; provided however that this Section 10(g) shall in no way limit the Company's ability to adjust Stock Awards as provided under Section 11 below.

      (h) INTERPRETATION OF PLAN AND STOCK AWARDS. In the event that any provision of the Plan or any Stock Award granted under the Plan is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of the terms of the Plan and/or Stock Award shall not be affected to the extent necessary to reform or delete such illegal, invalid or unenforceable provision. All questions arising under the Plan or under any Stock Award shall be decided by the Board or the Committee in its or their total and absolute discretion and such decisions shall be final and binding on all parties.

      (i) ELECTRONIC COMMUNICATION. Any document required to be delivered under the Plan, including under the Applicable Laws, may be delivered in writing or electronically. Signature may also be electronic if permitted by the Board or the Committee, and if permitted by Applicable Law.

      (j) ESCROW OF SHARES. To enforce any restriction applicable to Shares issued under the Plan, the Board or the Committee may require a Participant or other holder of such Shares to deposit the certificates representing such Shares, with approved stock powers or other transfer instruments endorsed in blank, with the Company or an agent of the Company until the restrictions have lapsed. Such certificates (or other notations representing the Shares) may bear a legend or legends referencing the applicable restrictions.

11.   ADJUSTMENTS UPON CHANGES IN STOCK.

      (a) CAPITALIZATION ADJUSTMENTS. If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 4(b), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per Share of stock subject to such outstanding Stock Awards. The Board, the determination of which shall be final, binding and conclusive, shall make such adjustments. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

      (b) CHANGE IN CONTROL--DISSOLUTION OR LIQUIDATION. In the event of a dissolution or liquidation of the Company, then such Stock Awards shall be terminated if not exercised (if applicable) prior to such event.

      (c) CHANGE IN CONTROL--ASSET SALE, MERGER, CONSOLIDATION OR REVERSE MERGER OR ACQUISITION OF STOCK.

          (i) In the event of (1) a sale of substantially all of the assets of the Company, or (2) a merger or consolidation in which the Company is not the surviving corporation or (3) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (4) the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company, then any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar awards (including with respect to a Stock Award an award to acquire the same consideration paid to the shareholders in the transaction described in this subsection 11(c) for those outstanding under the Plan).

          (ii) For purposes of subsection 11(c) a Stock Award shall be deemed assumed if, following the change in control, the Stock Award confers the right to purchase in accordance with its terms and conditions, for each share of Common Stock subject to the Stock Award immediately prior to the change in control, the consideration (whether stock, cash or other securities or property) to which a holder of a share of Common Stock on the effective date of the change in control was entitled.

          (iii) Subject to the provisions of any Stock Award Agreement, in the event any surviving corporation or acquiring corporation refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of 50% of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised or settled) shall be accelerated in full, and the Stock Awards shall terminate if not exercised or settled (if applicable) at or prior to such event. With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised (if applicable) prior to such event.

          (iv) The Board shall at all times have the authority, in its sole discretion, to provide for additional or different vesting, exercisability, settlement or forfeiture conditions with respect to Stock Awards than that reflected in this Section 11(c), provided that its determinations in this regard shall be reflected in the Stock Award Agreement (including in amendments thereto) issued to the affected Participant.

12.   AMENDMENT OF THE PLAN AND STOCK AWARDS.

      (a) AMENDMENT OF PLAN. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the requirements of Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

      (b) SHAREHOLDER APPROVAL. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of
Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

      (c) CONTEMPLATED AMENDMENTS. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code or any other Applicable Law.

      (d) NO IMPAIRMENT OF RIGHTS. Rights under any Stock Award granted before amendment of the Plan shall not be materially impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

      (e) AMENDMENT OF STOCK AWARDS. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be materially impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

13.   TERMINATION OR SUSPENSION OF THE PLAN.

      (a) PLAN TERM. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth
(10th) anniversary of the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

      (b) NO IMPAIRMENT OF RIGHTS. Suspension or termination of the Plan shall not materially impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

14.   EFFECTIVE DATE OF PLAN.

      The Plan shall become effective as determined by the Board, but no Stock Award shall be exercised unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15. GOVERNING LAW. All questions concerning the construction, validity and interpretation of this Plan shall be governed by the law of the State of Washington, without regard to such states conflict of laws rules.

                                        F5 NETWORKS, INC.
NOTICE OF GRANT OF STOCK                ID: 91-1714307
OPTIONS                                 c/o F5 Networks, Inc.
AND OPTION AGREEMENT                    401 Elliott Avenue West
                                        Seattle, WA 98119

                                                        OPTION NUMBER:
                                                        PLAN:

________________________________________________________________________________

Effective     , you have been granted a(n) Non-Qualified Stock Option to buy
     shares Networks, Inc.(the Company) stock at $     per share.

The total option price of the shares granted is $

Shares in each period will become fully vested on the date shown.

Shares       Vest Type            Full Vest            Expiration

________________________________________________________________________________

By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option Plan and the Option Agreement, all of which are attached and made a part of this document.

________________________________________________________________________________

___________________________________             ________________________________

F5 Networks, Inc.                               Date

___________________________________             ________________________________

                                                Date

                                                                        Date:
                                                                        Time:

                                F5 NETWORKS, INC.
                   2005 EQUITY INCENTIVE PLAN AWARD AGREEMENT

THIS AWARD AGREEMENT (the "Agreement") is made and entered into as of ____________ ___, 20__ (the "Grant Date") between F5 Networks, Inc., a Washington corporation (the "Company"), and _________________ ("Holder").

Pursuant to the terms of the 2005 Equity Incentive Plan (the "Plan") the Company hereby awards to Employee an award (either a nonstatutory stock option to purchase shares of the Company's Common Stock (an "Option") or stock units representing the right to receive shares of the Company's Common Stock ("Stock Units") as set forth in the Notice of Grant of Stock Options or Stock Units (the "Grant Notice")) (the "Award") under the Plan on the terms and conditions as set forth in this Agreement, the Grant Notice (which is incorporated herein by reference) and the Plan (which is incorporated herein by reference). Capitalized terms used but not defined in this Agreement shall have the meanings specified in the Plan.

IN CONSIDERATION OF THE MUTUAL PROMISES SET FORTH BELOW, THE PARTIES AGREE AS
FOLLOWS:

      GRANT OF AWARD; GRANT DATE. THE COMPANY HEREBY GRANTS TO HOLDER, AN AWARD TO PURCHASE (IN THE CASE OF AN OPTION) OR TO BE ISSUED (IN THE CASE OF STOCK UNITS) THE TOTAL NUMBER OF SHARES OF COMMON STOCK OF THE COMPANY AS SET FORTH IN THE GRANT NOTICE (THE "AWARD SHARES") AT THE EXERCISE PRICE PER SHARE OF COMMON STOCK (IN THE CASE OF AN OPTION) OR THE PURCHASE PRICE PER SHARE OF COMMON STOCK, IF ANY, (IN THE CASE OF STOCK UNITS) SET FORTH IN THE GRANT NOTICE (THE "AWARD PRICE"), ON THE TERMS AND CONDITIONS SET FORTH IN THIS AGREEMENT. THE NUMBER AND KIND OF AWARD SHARES AND THE AWARD PRICE MAY BE ADJUSTED IN CERTAIN CIRCUMSTANCES IN ACCORDANCE WITH SECTION 11 OF THE PLAN.

      VESTING AND EXERCISE OR SETTLEMENT OF STOCK.

          OPTIONS.

          (a) The Option will be exercisable during its term in accordance with the vesting schedule set forth in the Grant Notice and with the applicable provisions of the Plan and this Agreement.

          (b) The vested and exercisable portion of the Option may be exercised during its term (as set forth in Section 6) by delivering a Notice of Exercise in the form attached hereto as Exhibit A, together with the Award Price (payable in the manner set forth in Section 3) to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.

          (c) By exercising the Option, Holder agrees that, as a condition to any exercise of the Option, the Company may require Holder to enter an arrangement providing for the payment by

Holder to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of the Option or (2) the disposition of shares acquired upon such exercise.

          [(d) NOTWITHSTANDING THE VESTING PROVISIONS SET FORTH IN THE GRANT NOTICE AND SECTION 11 OF THE PLAN, IN THE EVENT OF A CHANGE IN CONTROL TRANSACTION AS DESCRIBED IN SECTION 11 OF THE PLAN IF THE SURVIVING CORPORATION DOES NOT ASSUME THE AWARD OR SUBSTITUTE SIMILAR AWARDS FOR THE AWARD, THEN 100% OF THE SHARES OF COMMON STOCK SUBJECT TO THE AWARD (AND IF APPLICABLE, THE TIME DURING WHICH THE AWARD MAY BE EXERCISED OR SETTLED) SHALL BE ACCELERATED IN FULL, AND THE AWARD SHALL TERMINATE IF NOT EXERCISED OR SETTLED AT OR PRIOR TO THE CLOSING OF THE CHANGE IN CONTROL.]

          STOCK UNITS. ON EACH DATE THAT STOCK UNITS VEST (A "VESTING DATE"), THE STOCK UNITS WILL BE SETTLED AS TO THE NUMBER OF SHARES VESTING ON SUCH VESTING DATE, MEANING THAT THE COMPANY WILL (SUBJECT TO HOLDER'S OBLIGATIONS TO PAY THE PAR VALUE OF THE SHARES AND TO SATISFY THE REQUIREMENTS OF SECTIONS 5 AND 9) ISSUE TO HOLDER THE NUMBER OF SHARES VESTING ON SUCH VESTING DATE AND THE AWARD WILL THEREAFTER REMAIN IN EFFECT ONLY AS TO THE NUMBER OF UNVESTED SHARES OF COMMON STOCK REMAINING SUBJECT THERETO. STOCK CERTIFICATES (THE "CERTIFICATE") EVIDENCING THE CONVERSION OF STOCK UNITS INTO SHARES OF COMMON STOCK WILL BE ISSUED AND REGISTERED IN HOLDER'S NAME AS OF EACH VESTING DATE ON THE REGISTER OF SHAREHOLDERS OF THE COMPANY (THROUGH ITS TRANSFER AGENT). THE CERTIFICATES REPRESENTING THE SHARES WILL BE DELIVERED TO HOLDER AS SOON AS PRACTICABLE AFTER EACH VESTING DATE.

      METHOD OF PAYMENT OF THE AWARD PRICE. PAYMENT OF THE AWARD PRICE, IF ANY, IS DUE IN FULL UPON EXERCISE (IN THE CASE OF AN OPTION) OR SETTLEMENT (IN THE CASE OF STOCK UNITS) OF ALL OR ANY PART OF THE AWARD. HOLDER MAY ELECT TO MAKE PAYMENT OF THE AWARD PRICE IN CASH OR BY CHECK OR WIRE TRANSFER OR IN THE CASE OF OPTIONS BY ONE OR MORE OF THE FOLLOWING IF THE COMPANY, IN ITS SOLE DISCRETION AT THE TIME THE AWARD IS EXERCISED, IS THEN OFFERING SUCH
ALTERNATIVES:

          (a) Provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in a source the Board deems reliable, then pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds (a "cashless exercise").

          (b) Provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in a source the Board deems reliable, then by delivery of already-owned shares of Common Stock (valued at their Fair Market Value on the date of exercise) if (i) either Holder has held the already-owned shares for the period required to avoid a charge to the Company's reported earnings (generally six months) or Holder did not acquire the already-owned shares, directly or indirectly from the Company and (ii) Holder owns the already-owned shares free and clear of any liens, claims, encumbrances or security interests. "Delivery" for these purposes, in the sole discretion of the Company at the time the Option is exercised, shall include delivery to the Company of Holder's attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, the Award may not be exercised by tender to the Company of Common Stock to the extent such tender would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock.

          (c) Provided there has been a change in control described in Section 11 of the Plan and the surviving corporation or acquiring corporation refuses to assume the Award or to substitute a similar award for the Award, then by authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to Holder as a result of the exercise or settlement of the Award. Notwithstanding the foregoing, the Award may not be exercised or settled by withholding shares of Common Stock to the extent such withholding would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock.

      WHOLE SHARES. THE AWARD MAY ONLY BE EXERCISED OR SETTLED FOR WHOLE SHARES.

      SECURITIES LAW COMPLIANCE. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, THE AWARD MAY NOT BE EXERCISED OR SETTLED UNLESS THE SHARES ISSUABLE UPON EXERCISE OR SETTLEMENT OF THE AWARD ARE THEN REGISTERED UNDER THE SECURITIES ACT OR, IF SUCH SHARES ARE NOT THEN SO REGISTERED, THE COMPANY HAS DETERMINED THAT SUCH EXERCISE AND ISSUANCE WOULD BE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE EXERCISE OR SETTLEMENT OF THE AWARD MUST ALSO COMPLY WITH OTHER APPLICABLE LAWS AND REGULATIONS GOVERNING THE AWARD, AND THE AWARD MAY NOT BE EXERCISED OR SETTLED, AND THE COMPANY WILL HAVE NO LIABILITY FOR FAILURE TO ISSUE SHARES OF COMMON STOCK UPON EXERCISE OF SETTLEMENT OF THE AWARD, IF THE COMPANY DETERMINES THAT THE EXERCISE OR SETTLEMENT WOULD NOT BE IN MATERIAL COMPLIANCE WITH SUCH LAWS AND REGULATIONS.

      TERM AND TERMINATION OF AWARD.

          OPTIONS. SUBJECT TO EARLIER TERMINATION AS REQUIRED UNDER SECTION 11 OF THE PLAN, THE TERM OF THE OPTION COMMENCES ON THE GRANT DATE AND EXPIRES UPON THE earliest OF THE FOLLOWING:

          (a) three (3) months after the termination of Holder's Continuous Service for any reason other than death or Disability, provided that if during any part of such three-month period the Option is not exercisable solely because of the condition set forth in Section 5, the Option shall not expire until the earlier of the Expiration Date or until it shall have been exercisable for an aggregate period of three (3) months after the termination of Holder's Continuous Service;

          (b) twelve (12) months after the termination of Holder's Continuous Service due to Disability;

          (c) eighteen (18) months after Holder's death if Holder dies either during Holder's Continuous Service or within three (3) months after Holder's Continuous Service terminates for reason other than Cause;

          (d) the Expiration Date; or

          (e) the tenth (10th) anniversary of the Grant Date.

          STOCK UNITS. IN THE EVENT HOLDER'S CONTINUOUS SERVICE TERMINATES, ANY STOCK UNITS AND THE SHARES OF COMMON STOCK SUBJECT THERETO (THAT HAVE NOT BEEN ISSUED UPON SETTLEMENT) SHALL BE FORFEITED.

      TRANSFERABILITY. THE AWARD IS NOT TRANSFERABLE, EXCEPT BY WILL OR BY THE LAWS OF DESCENT AND DISTRIBUTION. OPTIONS WILL BE EXERCISABLE DURING HOLDER'S LIFE ONLY BY HOLDER. SHARES OF COMMON STOCK ISSUED UPON VESTING OF A STOCK UNIT WILL BE ISSUABLE DURING HOLDER'S LIFE ONLY TO HOLDER. NOTWITHSTANDING THE FOREGOING, BY DELIVERING WRITTEN NOTICE TO THE COMPANY, IN A FORM SATISFACTORY TO THE COMPANY, HOLDER MAY DESIGNATE A THIRD PARTY WHO, IN THE EVENT OF HOLDER'S DEATH, SHALL THEREAFTER BE ENTITLED TO EXERCISE THE OPTION OR RECEIVE SHARES OF COMMON STOCK ISSUED UPON VESTING OF A STOCK UNIT.

      NOT A SERVICE CONTRACT. THIS AGREEMENT IS NOT AN EMPLOYMENT OR SERVICE CONTRACT, AND NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO CREATE IN ANY WAY WHATSOEVER ANY OBLIGATION ON HOLDER'S PART TO CONTINUE IN THE EMPLOY OF THE COMPANY, OR OF THE COMPANY TO CONTINUE HOLDER'S EMPLOYMENT. IN ADDITION, NOTHING IN THIS AGREEMENT SHALL OBLIGATE THE COMPANY, ITS SHAREHOLDERS, BOARD, OFFICERS OR EMPLOYEES TO CONTINUE ANY RELATIONSHIP THAT HOLDER MIGHT HAVE AS A DIRECTOR OR CONSULTANT FOR THE COMPANY.

      WITHHOLDING OBLIGATIONS.

          AT THE TIME THE OPTION IS EXERCISED, IN WHOLE OR IN PART, OR SHARES OF COMMON STOCK ARE ISSUED UPON SETTLEMENT OF STOCK UNITS OR AT ANY TIME THEREAFTER AS REQUESTED BY THE COMPANY, HOLDER HEREBY AUTHORIZES WITHHOLDING FROM PAYROLL AND ANY OTHER AMOUNTS PAYABLE TO HOLDER, OR OTHERWISE AGREES TO MAKE ADEQUATE PROVISION FOR (INCLUDING BY MEANS OF A "CASHLESS EXERCISE" PURSUANT TO A PROGRAM DEVELOPED UNDER REGULATION T AS PROMULGATED BY THE FEDERAL RESERVE BOARD TO THE EXTENT PERMITTED BY THE COMPANY), ANY SUMS REQUIRED TO SATISFY THE FEDERAL, STATE, LOCAL AND FOREIGN TAX WITHHOLDING OBLIGATIONS OF THE COMPANY, WHICH ARISE IN CONNECTION WITH THE AWARD.

          THE OPTION IS NOT EXERCISABLE AND SHARES OF COMMON STOCK ARE NOT ISSUABLE UPON SETTLEMENT OF STOCK UNITS UNLESS THE TAX WITHHOLDING OBLIGATIONS OF THE COMPANY ARE SATISFIED. ACCORDINGLY, HOLDER MAY NOT BE ABLE TO EXERCISE THE OPTION OR RECEIVE SHARES OF COMMON STOCK UPON SETTLEMENT OF STOCK UNITS WHEN DESIRED EVEN THOUGH THE AWARD IS VESTED.

      NO RIGHTS AS A SHAREHOLDER. THE AWARD SHALL NOT ENTITLE THE HOLDER TO ANY CASH DIVIDEND, VOTING OR OTHER RIGHT OF A SHAREHOLDER UNLESS AND UNTIL THE DATE OF ISSUANCE OF THE SHARES THAT ARE THE SUBJECT OF THE AWARD.

      PROFESSIONAL ADVICE. THE ACCEPTANCE AND EXERCISE OR SETTLEMENT OF THE AWARD AND THE SALE OF AWARD SHARES HAS CONSEQUENCES UNDER FEDERAL AND STATE TAX AND SECURITIES LAWS WHICH MAY VARY DEPENDING UPON THE INDIVIDUAL CIRCUMSTANCES OF THE HOLDER. ACCORDINGLY,

HOLDER ACKNOWLEDGES THAT HE HAS BEEN ADVISED TO CONSULT HIS PERSONAL LEGAL AND TAX ADVISOR IN CONNECTION WITH THIS AGREEMENT AND HOLDER'S DEALINGS WITH RESPECT TO THE AWARD AND THE AWARD SHARES. HOLDER FURTHER ACKNOWLEDGES THAT THE COMPANY HAS MADE NO WARRANTIES OR REPRESENTATIONS TO HOLDER WITH RESPECT TO THE INCOME TAX CONSEQUENCES OF THE GRANT AND EXERCISE OR SETTLEMENT OF THE AWARD OR THE SALE OF THE AWARD SHARES AND HOLDER IS IN NO MANNER RELYING ON THE COMPANY OR ITS REPRESENTATIVES FOR AN ASSESSMENT OF SUCH CONSEQUENCES.

      ASSIGNMENT; BINDING EFFECT. HOLDER ACKNOWLEDGES RECEIPT OF A COPY OF THE PLAN AND REPRESENTS THAT HOLDER IS FAMILIAR WITH THE TERMS AND PROVISIONS THEREOF (AND HAS HAD AN OPPORTUNITY TO CONSULT COUNSEL REGARDING THE AWARD TERMS), AND HEREBY ACCEPTS THIS AWARD AND AGREES TO BE BOUND BY ITS CONTRACTUAL TERMS AS SET FORTH HEREIN AND IN THE PLAN. HOLDER HEREBY AGREES TO ACCEPT AS BINDING, CONCLUSIVE AND FINAL ALL DECISIONS AND INTERPRETATIONS OF THE PLAN BOARD OR COMPENSATION COMMITTEE REGARDING ANY QUESTIONS RELATING TO THE AWARD. IN THE EVENT OF A CONFLICT BETWEEN THE TERMS AND PROVISIONS OF THE PLAN AND THE TERMS AND PROVISIONS OF THE GRANT NOTICE AND THIS AGREEMENT, THE PLAN TERMS AND PROVISIONS SHALL PREVAIL. THE AWARD, INCLUDING THE PLAN AND THE GRANT NOTICE, CONSTITUTES THE ENTIRE AGREEMENT BETWEEN HOLDER AND THE COMPANY ON THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PROPOSALS, WRITTEN OR ORAL, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO SUCH SUBJECT MATTER. HOLDER MAY NOT ASSIGN ANY OF HOLDER'S RIGHTS UNDER THIS AGREEMENT.

      DAMAGES. HOLDER SHALL BE LIABLE TO THE COMPANY FOR ALL COSTS AND DAMAGES, INCLUDING INCIDENTAL AND CONSEQUENTIAL DAMAGES, RESULTING FROM A DISPOSITION OF AWARD SHARES WHICH IS NOT IN CONFORMITY WITH THE PROVISIONS OF THIS AGREEMENT.

      GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF WASHINGTON EXCLUDING THOSE LAWS THAT DIRECT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

      NOTICES. ALL NOTICES AND OTHER COMMUNICATIONS UNDER THIS AGREEMENT SHALL BE IN WRITING. UNLESS AND UNTIL HOLDER IS NOTIFIED IN WRITING TO THE CONTRARY, ALL NOTICES, COMMUNICATIONS, AND DOCUMENTS DIRECTED TO THE COMPANY AND RELATED TO THE AGREEMENT, IF NOT DELIVERED BY HAND, SHALL BE MAILED, ADDRESSED AS
FOLLOWS:

                  F5 Networks, Inc.
                  401 Elliott Ave West
                  Seattle, WA 98119

Unless and until the Company is notified in writing to the contrary, all notices, communications, and documents intended for Holder and related to this Agreement, if not delivered by hand, shall be mailed to Holder's last known address as shown on the Company's books. Notices and communications shall be mailed by first class mail, postage prepaid. All mailings and deliveries related to this Agreement shall be deemed received when actually received, if by hand delivery, and five (5) business days after mailing, if by mail.

      AMENDMENT OF THIS AGREEMENT. THE BOARD AT ANY TIME, AND FROM TIME TO TIME, MAY AMEND THE TERMS OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT THE RIGHTS UNDER THIS AGREEMENT SHALL NOT BE IMPAIRED BY ANY SUCH AMENDMENT UNLESS (I) THE COMPANY REQUESTS THE CONSENT OF THE HOLDER AND (II) HOLDER CONSENTS IN WRITING.

      REPRESENTATIONS. UPON EXERCISE OR SETTLEMENT OF THE AWARD AND AS A CONDITION TO SUCH EXERCISE OR SETTLEMENT OF THE AWARD, THE COMPANY MAY REQUIRE THAT THE HOLDER MAKE THE FOLLOWING REPRESENTATIONS AND WARRANTIES: HOLDER IS AWARE OF THE COMPANY'S BUSINESS AFFAIRS AND FINANCIAL CONDITION AND HAS ACQUIRED SUFFICIENT INFORMATION ABOUT THE COMPANY TO REACH AN INFORMED AND KNOWLEDGEABLE DECISION TO ACCEPT THE AWARD. HOLDER IS ACQUIRING THE AWARD AND THE AWARD SHARES SUBJECT TO THE AWARD FOR INVESTMENT ONLY FOR HOLDER'S OWN ACCOUNT, AND NOT WITH A VIEW, OR FOR RESALE IN CONNECTION WITH, ANY "DISTRIBUTION" THEREOF UNDER APPLICABLE LAWS. HOLDER UNDERSTANDS THAT NEITHER THE AWARD NOR THE AWARD SHARES HAVE BEEN REGISTERED IN ALL STATE JURISDICTIONS WITHIN THE UNITED STATES, AND THAT THE EXEMPTION(S) FROM REGISTRATION RELIED UPON MAY DEPEND UPON HOLDER'S INVESTMENT INTENT AS SET FORTH ABOVE. HOLDER FURTHER UNDERSTANDS THAT PRIOR TO ANY RESALE BY HOLDER OF SUCH AWARD SHARES WITHOUT REGISTRATION THEREOF IN RELEVANT STATE JURISDICTIONS, THE COMPANY MAY REQUIRE HOLDER TO FURNISH THE COMPANY WITH AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT HOLDER MAY SELL OR TRANSFER SUCH AWARD SHARES PURSUANT TO AN AVAILABLE EXEMPTION UNDER APPLICABLE LAW. HOLDER UNDERSTANDS THAT THE COMPANY IS UNDER NO OBLIGATION TO ASSIST HOLDER IN THIS PROCESS BY REGISTERING THE AWARD SHARES IN ANY JURISDICTION OR BY ENSURING THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE. HOLDER FURTHER AGREES THAT AS A CONDITION TO EXERCISE OR SETTLEMENT OF THE AWARD, THE COMPANY MAY REQUIRE HOLDER TO FURNISH CONTEMPORANEOUSLY DATED REPRESENTATIONS SIMILAR TO THOSE SET FORTH IN THIS SECTION 17.

IN WITNESS WHEREOF, the parties have executed this Award Agreement as of the Effective Date.

                                   F5 NETWORKS, INC.

                                   By _______________________________

                                   Title ____________________________

Holder hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement.

                                   __________________________________
                                   Holder

                                    EXHIBIT A

                               NOTICE OF EXERCISE

                   (To be signed only upon exercise of Option)

To:   F5 Networks, Inc.
      401 Elliott Ave. West
      Seattle, WA 98119

The undersigned, the holder of an option to purchase shares of common stock of F5 Networks, Inc. pursuant to an Award Agreement dated as of __________ __, ____ (the "Award Agreement") hereby irrevocably elects to exercise the purchase right represented by the Award Agreement for, and to purchase under that Award Agreement, __________ shares of Common Stock and herewith makes payment of $_____________ for those shares and payment of $___________ for holder's share of withholding and employment taxes resulting from such exercise. Holder hereby confirms the representations, warranties and agreements set forth in the Award Agreement.

DATED: __________________, ____.

                                     HOLDER:
                                     _____________________________________

                                     By:__________________________________

                                     Title:_______________________________


                                     ADDRESS:

                                     _____________________________________
                                     _____________________________________
                                     _____________________________________